UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2006
Piedmont Natural Gas Company, Inc.
(Exact name of registrant as specified in its charter)
North Carolina
(State or other jurisdiction of incorporation)

1-6196	56-0556998
(Commission File Number)	(IRS Employer Identification No.)

4720 Piedmont Row Drive Charlotte, North Carolina	28210
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:     (704) 364-3120
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.      Regulation FD Disclosure.
     Piedmont Natural Gas Company, Inc. (the “Company”) plans to issue its Insured Quarterly Notes Series 2006, due June 1, 2036 (the “Notes”), which will be insured by Financial Guaranty Insurance Company (“FGIC”).
     The audited consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004, and for the years ended December 31, 2005 and 2004 and the periods from December 18, 2003 through December 31, 2003 and from January 1, 2003 through December 17, 2003, are included in this Form 8-K as Exhibit 99.1. The unaudited consolidated financial statements of FGIC and subsidiaries as of March 31, 2006 and for the three month periods ended March 31, 2006 and 2005 are included in this Form 8-K as Exhibit 99.2. The audited consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004 and for the years ended December 31, 2005 and 2004 and the periods from December 18, 2003 through December 31, 2003 and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP. The consent of Ernst & Young LLP to the inclusion of their audit reports on such financial statements in this Form 8-K and their being named as “experts” in the Prospectus Supplement relating to the Notes is attached hereto as Exhibit 23.1.
Item 9.01.      Financial Statements and Exhibits.
(d)      Exhibits.

23.1	Consent of Ernst & Young LLP
99.1	Consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005
99.2	Consolidated financial statements of FGIC and subsidiaries as of March 31, 2006 and for the three month periods ended March 31, 2006 and 2005
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Natural Gas Company, Inc.

	By:	/s/ Robert O. Pritchard

Robert O. Pritchard
Treasurer
Dated: June 15, 2006

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP
99.1	Consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005
99.2	Consolidated financial statements of FGIC and subsidiaries as of March 31, 2006 and for the three month periods ended March 31, 2006 and 2005

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